UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-222231	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

Nuveen Global Cities REIT, Inc. (the “Company”) previously filed on October 30, 2018 a Current Report on Form 8-K disclosing the acquisition of the property known as Main Street at Kingwood. Capitalized terms used but not defined herein have the meanings ascribed to them in the Current Report on Form 8-K filed on October 30, 2018.

This Amendment to the Current Report on Form 8-K filed on October 30, 2018, is being filed solely to provide the required audited and unaudited combined statements of revenues and certain operating expenses under Rule 3-14 of Regulation S-X with respect to Main Street at Kingwood acquired by the Company, which was a significant asset acquisition. Additionally, this report presents the required pro forma financial information reflecting the impact of the Main Street at Kingwood transaction on the Company. The Company intends to make an election to be treated as a real estate investment trust for federal income tax purposes beginning with the taxable year ending December 31, 2018 and as such, the estimated taxable operating results are excluded from this report.

The Company’s results with respect to this acquisition may be materially different from those expressed in this report due to various factors, including but not limited to those discussed in the Company’s Registration Statement on Form S-11 (File No. 333-222231), as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of Real Estate Acquired.

•	Independent Auditor’s Report;

•

Audited statement of revenue and certain operating expenses for Main Street at Kingwood for the year ended December 31, 2017 and unaudited statement of revenue and certain operating expenses for Main Street at Kingwood for the period from January 1, 2018 to June 30, 2018; and

•	Notes to statements of revenue and certain operating expenses.

(b) Pro forma financial information.

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2018;

•	Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2018; and

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017.

Independent Auditor’s Report

To the Board of Directors and Stockholders

Nuveen Global Cities REIT, Inc.

Main Street at Kingwood

We have audited the accompanying Statement of Revenue and Certain Operating Expenses (the “financial statement”) of Main Street at Kingwood located in Kingwood, Texas (the “Property”) for the year ended December 31, 2017, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management of Nuveen Global Cities REIT, Inc. (“Company”) is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the financial statement of Main Street at Kingwood for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Other Matter

As described in Note 1 to the financial statement, the Statement of Revenue and Certain Operating Expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in registration statements of Nuveen Global Cities REIT, Inc. and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ CohnReznick LLP

Charlotte, North Carolina

January 10, 2019

Main Street at Kingwood

Statements of Revenue and

Certain Operating Expenses

Year Ended December 31, 2017 and

Period from January 1, 2018 through

June 30, 2018 (unaudited)

	Period from January 1, 2018 to June 30, 2018 (unaudited)	Year Ended December 31, 2017
Revenue
Rental revenue	$2,189,893	$3,021,543
Tenant reimbursements	508,463	684,427
Other income	2,114	14,950

Total operating revenue	2,700,470	3,720,920

Certain operating expenses
Repairs and maintenance	104,882	136,109
Utilities	54,884	80,400
Insurance	74,332	65,557
Real estate taxes	454,354	923,415
Other operating expenses	—	9,889

Total certain operating expenses	688,452	1,215,370

Excess of revenue over certain operating expenses	$2,012,018	$2,505,550

See Notes to Statements of Revenue and Certain Operating Expenses.

Main Street at Kingwood

Notes to Statements of Revenue and Certain Operating Expenses

Year Ended December 31, 2017 and

Period from January 1, 2018 through

June 30, 2018 (unaudited)

Note 1—Organization and basis of presentation

The accompanying Statements of Revenue and Certain Operating Expenses (the “financial statements”) for the year ended December 31, 2017 and the period from January 1, 2018 through June 30, 2018 (unaudited), relate to the operations of Main Street at Kingwood located in Kingwood, Texas.

The accompanying financial statements were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The financial statements are not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the Property, have been excluded. Expenses excluded generally consist of interest and debt related costs, depreciation and amortization expense, property management fees, income taxes and certain other expenses not directly related to the future operations of the Property. Therefore, the financial statements may not be comparable to a statement of operations for Main Street at Kingwood after its acquisition by Nuveen Global Cities REIT, Inc. (the “Company”). Except as noted above, the Company is not aware of any material factors relating to Main Street at Kingwood for the year ended December 31, 2017 or the period from January 1, 2018 through June 30, 2018 (unaudited), that would cause the reported financial information not to be indicative of future operating results.

Note 2—Summary of significant accounting policies

Basis of accounting

The financial statements have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, expenses are recognized when incurred.

Interim Unaudited Information

The statement of revenues and expenses for the six months ended June 30, 2018 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair statement of revenues and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.

Revenue recognition

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the property and the tenants of the property are operating leases. Rental income from the commercial operating leases, which include scheduled increases over the lease term, is recognized on a straight-line basis. For the year ended December 31, 2017, income recognized on a straight-line basis is more than income that would have been accrued in accordance with the lease terms by approximately $172,412. For the six-month period ended June 30, 2018, income recognized on a straight-line basis is more than income that would have been accrued in accordance with the lease terms by approximately $131,482.

Property operations

Certain operating expenses represent the direct expenses of operating Main Street at Kingwood and consist primarily of repairs and maintenance, utilities, insurance, real estate taxes, general and administrative and other operating expenses that are expected to continue in the ongoing operation of Main Street at Kingwood.

Use of estimates

The preparation of the accompanying financial statements in accordance with the accounting principles generally accepted in the United States requires management of the Company to make certain estimates and assumptions that the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Main Street at Kingwood

Notes to Statements of Revenue and Certain Operating Expenses

Year Ended December 31, 2017 and

Period from January 1, 2018 through

June 30, 2018 (unaudited)

Note 3—Future rent payments

Approximate minimum future rents required under the lease in effect at December 31, 2018 are as follows:

For the year ended December 31, 2018	$5,540,398
2019	5,811,053
2020	5,830,635
2021	5,849,223
2022	5,681,146
Thereafter	48,493,476

$77,205,931

Note 4—Subsequent events

Events that occur after December 31, 2017 but before the financial statement was available to be issued must be evaluated for recognition or disclosure. The effects of subsequent events that provide evidence about conditions that existed at December 31, 2017 are recognized in the accompanying financial statements. Subsequent events which provide evidence about conditions that existed after December 31, 2017 require disclosure in the accompanying notes. Management evaluated the activity of the Property through January 10, 2019 (the date the financial statements were available to be issued) and concluded that no subsequent events have occurred that would require recognition in the financial statements and related footnotes.

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Financial Statements

On October 25, 2018, Nuveen Global Cities REIT, Inc. (the “Company” also referred to as “NREIT”) acquired a fee simple interest in Main Street at Kingwood. Main Street at Kingwood, a grocery-anchored retail shopping center located in Humble, Texas is 185,751 square feet anchored by H-E-B, a prominent grocer based in Texas. Main Street at Kingwood is located 27 miles northeast of downtown Houston in Kingwood, one of the largest, most established master planned communities of Houston. Main Street at Kingwood was fully funded with proceeds from issuance of the Company’s common stock shares to TIAA in October 2018 and borrowings from its Credit Facility.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 is presented as if (i) proceeds from issuance of common stock shares to TIAA in October 2018; (ii) proceeds from Credit Facility and (iii) Main Street at Kingwood acquisition were each completed on June 30, 2018.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 are presented as if (i) proceeds from issuance of common stock shares to TIAA in October 2018; (ii) proceeds from Credit Facility and (iii) Main Street at Kingwood acquisition were each completed on January 1, 2017.

The following pro forma condensed consolidated financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements of the Company and notes thereto presented in the Company’s filing on form S-11. The unaudited pro forma balance sheet and income statements are not necessarily indicative of what the actual financial position and operating results would have been had Main Street at Kingwood acquisition, proceeds from Credit Facility and the issuance of common stock shares to TIAA occurred June 30, 2018 nor are they indicative of future operating results of the Company. The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements.

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of June 30, 2018

(in thousands, except share and per share data)

	NREIT Historical	October 2018 Class N Shares		October 2018 Credit Facility		Main Street at Kingwood Acquisition		NREIT Pro forma
ASSETS
Investments in real estate, Net	$189,361	$—		$—		$85,197	(c)	$274,558
Investments in real estate-related securities, at fair value	$21,831	—		—		—		$21,831
Cash and Cash Equivalents	$5,923	20,000	(a)	60,000	(b)	(85,684	)(d)	$239
Restricted cash	$26	—		—		—		$26
Intangible assets, net	$10,927	—		—		6,112	(c)	$17,039
Other assets	$636	—		—		—		$636

Total Assets	$228,704	$20,000		$60,000		$5,626		$314,330

Liabilities and Equity								—
Accounts payable, accrued expenses, and other liabilities	3,061	—		—		—		3,061
Due to affiliates	4,311	—		—		—		4,311
Intangible liabilities, net	219	—		—		5,626	(c)	5,845
Line of credit	—	—		60,000	(b)	—		60,000

Total Liabilities	7,591	—		60,000		5,626		73,217

Equity
Common stock—Class D Shares, $0.01 par value per share, 500,000,000 shares authorized, 25,641 issued and outstanding at June 30	—	—		—		—		—
Common stock—Class I Shares, $0.01 par value per share, 500,000,000 shares authorized, 113,091 outstanding at June 30	1	—		—		—		1
Common stock—Class N shares, $0.01 par value per share, 100,000,000 shares authorized, 23,923,209 shares issued and outstanding at June 30	225	200	(a)	—		—		425
Additional paid-in capital	222,443	19,800	(a)	—		—		242,243
Accumulated deficit and cumulative distribution	(1,556)	—		—		—		(1,556)

Total Equity	221,113	20,000		—		—		241,113

Total liabilities and equity	$228,704	$20,000		$60,000		$5,626		$314,330

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of June 30, 2018

(a)

The Company is calling for capital from TIAA as part of the initial capitalization and issuing shares. The pro forma adjustment represents the total net cash proceeds received and called by the Company for shares issued as of January 2018. The breakout of net cash received and to be received for shares issued is as follows:

Description	Net Proceeds
Proceeds received	$20,000,000

Total	$20,000,000

The Company recorded the par value of the shares issued and sold and the remainder as additional paid in capital. The Company included this pro forma adjustment as if the cash proceeds received on June 30, 2018 and were used for acquisition of Main Street at Kingwood.

(b)

The Company used proceeds from its Credit Facility to fund the acquisition of Main Street at Kingwood. The Company included this pro forma adjustment as if the cash proceeds received on June 30, 2018 and were used for acquisition of Main Street at Kingwood.

(c)

Represents the purchase price of Main Street at Kingwood property acquisition, inclusive of closing costs, as if the transaction was completed as of June 30, 2018. The Company determined this acquisition was an asset acquisition in accordance with GAAP and allocated the total purchase price to the assets acquired and liabilities assumed based on the relative fair value.

The following table details the allocation of Main Street at Kingwood purchase price:

Description	June 30, 2018	Useful Life
Land	$6,979,165	n/a
Building and building improvements	78,218,227	10-40 years
In-place lease intangibles	3,623,693	5-26 years
Other intangible	2,488,734	3- 26 years
Below-market lease intangibles	(5,625,924)	5-40 years

Total Purchase price	$85,683,895

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of June 30, 2018

Main Street at Kingwood acquisition was funded using the Company’s cash on hand, which primarily consisted of proceeds from issuance of common stock shares to TIAA reflected as an adjustment in (a) and proceeds from Credit Facility reflected as an adjustment in (b).

(d)	The Main Street at Kingwood was funded using the Company’s cash on hand along with adjustment in (a) issuance of Class N shares to TIAA and (b) proceeds from Credit Facility.

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2018

(in thousands, except share and per share data)

	NREIT Historical	Main Street at Kingwood Acquisition		Pro forma Adjustments		NREIT Pro forma
Revenues
Rental revenue	$4,755	$2,190	(a)	$139	(b)	$7,083
Tenant reimbursement Income	1,080	$508	(a)			1,588
Other income	2	$2	(a)

Total revenues	5,837	2,700		139		8,672
Expenses
Rental property operating expenses	2,104	688	(a)	—		2,792
General and administrative expenses	2,922	—		—		2,922
Advisory fee due to affiliate	641	—		65	(c)	706
Interest Expense	—	—		1,051	(d)	1,051
Depreciation and Amortization	3,629	—		1,557	(e)	5,186

Total Expenses	9,296	688		2,673		12,658
Other income
Realized and unrealized income from real estate-related securities	2,170	—		—		2,170
Interest income	61			—		61

Total other income	2,231	—		—		2,231

Net loss	$(1,228)	$2,012		$(2,535)		$(1,755)

Net loss per share of common stock—basic and diluted	(0.06)					(0.08)

Weighted-average shares of common stock outstanding, basic and diluted	19,537,360			1,932,367	(f)	21,469,727

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2018

(a)	Represents the operating results attributable to Main Street at Kingwood for the six months ended June 30, 2018.

(b)

The Company records acquired above-market and below-market leases at their fair value on the condensed consolidated balance sheet and recognize the related amortization as an adjustment to rental revenue. As such, an adjustment in the amount of $138,504 is made to reflect rental revenue as if the Company had acquired Main Street at Kingwood as of January 1, 2018.

(c)	Represents advisory fee for shares issued to TIAA.

(d)	The reflected adjustment represent Company’s estimated interest expense on the proceeds from its Credit Facility of $60 million. Estimated interest is at a rate of 1 Month LIBOR plus 1%.

(e)

Represents depreciation and amortization expense for Main Street at Kingwood during the six months ended June 30, 2018. The Company records depreciation on a straight line basis. The following table details the depreciation and amortization expense for the six months ended June 30, 2018:

Main Street at Kingwood
Depreciation Expense	$1,249
Amortization Expense	308

Total	$1,557

(f)	Represent actual number of shares issued to TIAA for $20 million at a share price of $10.32.

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2017

(in thousands, except share and per share data)

	NREIT Historical	Main Street at Kingwood Portfolio Acquisition		Pro forma Adjustments		NREIT Pro forma
Revenues
Rental revenues	$374	$3,022	(a)	$277	(b)	$3,673
Tenant reimbursement income	16	684	(a)	—		700
Other income	—	15	(a)			15

Total revenues	390	3,721		277		4,388
Expenses
Rental property operating expenses	175	1,205	(a)	—		1,380
General and administrative expenses	238	10	(a)	—		248
Advisory fee	44	—		130	(c)	174
Interest Expense	—	—		1,661	(d)	1,661
Depreciation and amortization	261	—		3,114	(e)	3,375

Total expenses	718	1,215		4,905		6,838

Net loss	$(328)	$2,506		$(4,628)		$(2,450)

Net loss per share of common stock—basic and diluted	(0.30)			—		(0.81)

Weighted-average shares of common stock outstanding, basic and diluted	1,099,405			1,932,367	(f)	3,031,772

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2017

(a)	Represents the operating results attributable to Main Street at Kingwood for the year ended December 31, 2017.

(b)

The Company records acquired above-market and below-market leases at their fair value on the condensed consolidated balance sheet and recognize the related amortization as an adjustment to rental revenue. As such, an adjustment in the amount of $277,007 is made to reflect rental revenue as if the Company had acquired Main Street at Kingwood as of January 1, 2017.

(c)	Represents advisory fee for shares issued to TIAA.

(d)	The reflected adjustment represent Company’s estimated interest expense on the proceeds from its Credit Facility of $60 million. Estimated interest is at a rate of 1 Month LIBOR plus 1%.

(e)

Represents depreciation and amortization expense Main Street at Kingwood for the year ended December 31, 2017. The Company records depreciation on a straight line basis. The following table details the depreciation and amortization expense for the year ended December 31, 2017:

Main Street at Kingwood
Depreciation Expense	$2,498
Amortization Expense	615

Total	$3,114

(f)	Represents actual number of shares issued to TIAA for $20 million at a share price of $10.32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: January 10, 2019	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer